            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10 SB filed by Secure Netwerks, Inc. (the "Company")
as filed with the  Securities  and Exchange  Commission  on the date hereof (the
"Periodic  Report"),  I, Chene Gardner,  Chief Executive Officer of the Company,
certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Periodic Report fully complies with the requirements of the Securities
      Exchange Act of 1934; and

(2)   The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date as of March 30, 2007
                                      By       /s/ Chene Gardner
                                        ---------------------------------
                                        Chene Gardner
                                        Chief Executive Officer and
                                        Chief Financial Officer